Exhibit 99.1
GitLab Reports Second Quarter Fiscal Year 2025 Financial Results

Second Quarter Fiscal Year 2025 Highlights:
•Total revenue of $182.6 million, up 31% year-over-year
•Significant year-over-year GAAP and Non-GAAP operating margin expansion
•Operating cash flow of $11.7 million and Non-GAAP adjusted free cash flow of $10.8 million

San Francisco (September 3, 2024) -All-Remote-GitLab Inc. (NASDAQ: GTLB), the most comprehensive AI-powered DevSecOps platform, today reported financial results for its second quarter fiscal year 2025, ended July 31, 2024.

“Organizations need to deliver software faster to accelerate performance and respond to intense competition,” said Sid Sijbrandij, GitLab CEO and co-founder. “Our results show the combination of our end-to-end platform and AI solutions are driving results for our customers by aligning to business goals, providing measurable benefits, and improving security.”

“Our second quarter fiscal year 2025 results validate the value that customers gain from GitLab’s integrated platform,” said Brian Robins, GitLab chief financial officer. “We delivered another quarter of better than 30% top-line growth and significant year-over-year operating margin expansion. As we enter the second half of fiscal year 2025, I'm confident in our ability to continue to exceed customer expectations and in the opportunity we have with AI to further accelerate tangible business outcomes.”

Second Quarter Fiscal Year 2025 Financial Highlights (in millions, except per share data and percentages):

	Q2 FY 2025	Q2 FY 2024	Y/Y Change
Revenue	$182.6	$139.6	31%
GAAP Gross margin	88%	89%
Non-GAAP Gross margin	91%	91%
GAAP Operating margin	(22)%	(39)%
Non-GAAP Operating margin	10%	(3)%
GAAP Operating loss	$(41.0)	$(54.1)	$13.1
Non-GAAP Operating income (loss)	$18.2	$(4.3)	$22.5
GAAP Net Income (loss) attributable to GitLab	$12.9	$(50.1)	$63.0
Non-GAAP Net income attributable to GitLab	$24.5	$1.9	$22.6
GAAP Net income (loss) per share attributable to GitLab	$0.08	$(0.33)	$0.41
Non-GAAP Net income per share attributable to GitLab	$0.15	$0.01	$0.14
GAAP net cash provided by operating activities	$11.7	$27.1	$(15.4)
Non-GAAP adjusted free cash flow	$10.8	$26.8	$(16.0)

A reconciliation between GAAP and non-GAAP financial measures is contained in this release under the section titled “Non-GAAP Financial Measures.”

Additional Financial Highlights:

•Customers with more than $5,000 of ARR reached 9,314, an increase of 19% year-over-year.
•Customers with more than $100,000 of ARR reached 1,076, an increase of 33% year-over-year.

•Dollar-Based Net Retention Rate was 126%.
•Total RPO grew 51% year-over-year to $747.9 million, while cRPO grew 42% to $475.0 million.

Business Highlights:

•Named a Leader in the first-ever 2024 Gartner® Magic Quadrant™ for AI Code Assistants.
•Announced the general availability of GitLab Duo Enterprise, our end-to-end AI add-on that supports DevSecOps teams at every stage of the software development lifecycle, for $39 per user per month.
•Achieved “In Process” designation at the Moderate impact level from the Federal Risk and Authorization Management Program (FedRAMP), enabling public sector agencies and customers in highly regulated industries to meet stringent security and compliance requirements.
•Released the 8th annual Global DevSecOps Report, which revealed that growing investments in security, AI, and automation are improving developer experiences, highlighting critical areas like AI risk and software supply chain security.

Third Quarter and Fiscal Year 2025 Financial Outlook

For the third quarter and fiscal year 2025, GitLab Inc. expects (in millions, except share and per share data):

	Q3 FY 2025 Guidance	FY 2025 Guidance
Revenue	$187.0 - $188.0	$742.0 - $744.0
Non-GAAP operating income	$19.0 - $20.0	$55.0 - $58.0
Non-GAAP diluted net income per share assuming approximately 168 million and 168 million weighted average shares outstanding during Q3 FY 2025 and FY 2025, respectively.	$0.15 - $0.16	$0.45 - $0.47

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below in Non-GAAP Financial Measures. We have not provided the most directly comparable GAAP financial guidance measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation of non-GAAP guidance for operating income (loss) and net income (loss) per share to the corresponding GAAP measures is not available.

Conference Call Information

GitLab will host a conference call today, September 3, 2024, at 1:30 p.m. (PT) / 4:30 p.m. (ET) to discuss its second quarter fiscal year 2025 financial results and its guidance for the third quarter and fiscal year 2025. Interested parties may register for the call in advance by visiting https://bit.ly/3WxrJdE. A live webcast of this conference call will be available on GitLab’s investor relations website (ir.gitlab.com), and a replay will also be archived on the website for one year.

About GitLab

GitLab is the most comprehensive AI-powered DevSecOps platform for software innovation. GitLab enables organizations to increase developer productivity, improve operational efficiency, reduce security and compliance risk, and accelerate digital transformation. More than 40 million registered users and more than 50% of the Fortune 100 trust GitLab to ship better, more secure software faster.

Non-GAAP Financial Measures

GitLab believes non-GAAP measures are useful in evaluating its operating performance. GitLab uses this supplemental information to evaluate its ongoing operations and for internal planning and forecasting purposes. GitLab believes that non-GAAP financial information, when taken collectively with its GAAP financial information, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Reconciliations of non-GAAP financial measures to the most directly comparable financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. We define non-GAAP financial measures as GAAP measures, excluding certain items such as stock-based compensation expense, amortization of acquired intangible assets, foreign exchange (gain) loss, equity method investment loss and impairment, acquisition related expenses, changes in the fair value of acquisition related contingent consideration, charitable donation of common stock, restructuring charges, a non-recurring income tax adjustment related to bilateral advance pricing agreement (“BAPA”) negotiations, and other expenses that the Company believes are not indicative of its ongoing operations. Shares used for net income per share on a non-GAAP basis include incremental dilutive shares related to restricted stock units, options, and shares issuable under GitLab Inc.’s 2021 Employee Stock Purchase Plan that are anti-dilutive on a GAAP basis. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Adjusted Free Cash Flow

Adjusted free cash flow is a non-GAAP financial measure that we calculate as net cash provided by operating activities less cash used for purchases of property and equipment, plus any non-recurring income tax payments related to BAPA. We believe that adjusted free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash generated from our operations that, after the investments in property and equipment and any non-recurring income tax payments related to BAPA, can be used for strategic initiatives, including investing in our business, and strengthening our financial position. One limitation of adjusted free cash flow is that it does not reflect our future contractual commitments. Additionally, adjusted free cash flow does not represent the total increase or decrease in our cash balance for a given period.

Forward-Looking Statements

This press release and the accompanying earnings call contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Although we believe that the expectations reflected in the forward-looking statements contained in this release and the accompanying earnings call are reasonable, they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to the following:

• our ability to effectively manage our growth;
• our revenue growth rate in the future;
• our ability to achieve and sustain profitability, our business, financial condition, and operating results;

• security and privacy breaches;
• intense competition in our markets and loss of market share to our competitors;
• our ability to respond to rapid technological changes;
• the market for our services may not grow;
• a decline in our customer renewals and expansions;
• fluctuations in our operating results;
• our incorporation of artificial intelligence features into our products;
• our transparency;
• our publicly available company Handbook;
• customers staying on our free self-managed or SaaS product offering;
• our ability to accurately predict the long-term rate of customer subscription renewals or adoption, or the impact of these renewals and adoption;
• our hiring model;
• the effects of ongoing armed conflict in different regions of the world on our business; and
• general economic conditions (including changes in interest rates, inflation, uncertainty of the federal budget, increased volatility in the capital markets and instability in the global banking sector) and slow or negative growth of our markets.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in the filings and reports we make with the Securities and Exchange Commission. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Operating Metrics

Annual Recurring Revenue (“ARR”): We define annual recurring revenue as the annual run-rate revenue of subscription agreements, including our self-managed and SaaS offerings but excluding professional services, from all customers as measured on the last day of a given month. We calculate ARR by taking the monthly recurring revenue (“MRR”) and multiplying it by 12. MRR for each month is calculated by aggregating, for all customers during that month, monthly revenue from committed contractual amounts of subscriptions, including our self-managed license, self-managed subscription, and SaaS subscription offerings but excluding professional services.

Dollar-Based Net Retention Rate: We calculate Dollar-Based Net Retention Rate as of a period end by starting with our customers as of the 12 months prior to such period end (“Prior Period ARR”). We then calculate the ARR from these customers as of the current period end (“Current Period ARR”). The calculation of Current Period ARR includes any upsells, price adjustments, user growth within a customer, contraction, and attrition. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the Dollar-Based Net Retention Rate.

GitLab Inc.
Condensed Consolidated Balance Sheets
(in thousands, except per share data)
(unaudited)

	July 31, 2024(1)	January 31, 2024(1)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$438,616	$287,996
Short-term investments	644,488	748,289
Accounts receivable, net of allowance for doubtful accounts of $679 and $673 as of July 31, 2024 and January 31, 2024, respectively	165,001	166,731
Deferred contract acquisition costs, current	33,841	32,300
Prepaid expenses and other current assets	32,410	45,601
Total current assets	1,314,356	1,280,917
Property and equipment, net	2,899	2,954
Operating lease right-of-use assets	482	405
Goodwill	16,017	8,145
Intangible assets, net	21,867	1,733
Deferred contract acquisition costs, non-current	15,753	19,317
Other non-current assets	4,888	4,390
TOTAL ASSETS	$1,376,262	$1,317,861
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,219	$1,738
Accrued expenses and other current liabilities	272,164	286,178
Accrued compensation and benefits	29,117	35,809
Deferred revenue, current	362,348	338,348
Total current liabilities	666,848	662,073
Deferred revenue, non-current	14,732	23,794
Other non-current liabilities	6,678	14,060
TOTAL LIABILITIES	688,258	699,927
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0000025 par value; 50,000 shares authorized as of July 31, 2024 and January 31, 2024; no shares issued and outstanding as of July 31, 2024 and January 31, 2024	—	—
Class A Common stock, $0.0000025 par value; 1,500,000 shares authorized as of July 31, 2024 and January 31, 2024; 136,462 and 114,670 shares issued and outstanding as of July 31, 2024 and January 31, 2024, respectively	—	—
Class B Common stock, $0.0000025 par value; 250,000 shares authorized as of July 31, 2024 and January 31, 2024; 23,963 and 42,887 shares issued and outstanding as of July 31, 2024 and January 31, 2024, respectively	—	—
Additional paid-in capital	1,833,786	1,718,661
Accumulated deficit	(1,191,517)	(1,149,822)
Accumulated other comprehensive income	570	2,335
Total GitLab stockholders’ equity	642,839	571,174
Noncontrolling interests	45,165	46,760
TOTAL STOCKHOLDERS’ EQUITY	688,004	617,934
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,376,262	$1,317,861
__________
(1) As of July 31, 2024 and January 31, 2024, the consolidated balance sheet includes assets of the consolidated variable interest entity, GitLab Information Technology (Hubei) Co., LTD (“JiHu”), of $45.0 million and $47.6 million, respectively, and liabilities of $6.5 million and $6.1 million, respectively. The assets of JiHu can be used only to settle obligations of JiHu and creditors of JiHu do not have recourse against the general credit of GitLab Inc.

GitLab Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
Revenue:
Subscription—self-managed and SaaS	$163,181	$122,096	$314,360	$233,287
License—self-managed and other	19,403	17,485	37,411	33,172
Total revenue	182,584	139,581	351,771	266,459
Cost of revenue:
Subscription—self-managed and SaaS	16,630	10,871	30,469	21,762
License—self-managed and other	4,740	3,825	9,677	6,873
Total cost of revenue	21,370	14,696	40,146	28,635
Gross profit	161,214	124,885	311,625	237,824
Operating expenses:
Sales and marketing	97,778	92,116	190,202	178,653
Research and development	61,273	49,007	115,413	99,394
General and administrative	43,168	37,819	100,655	72,067
Total operating expenses	202,219	178,942	406,270	350,114
Loss from operations	(41,005)	(54,057)	(94,645)	(112,290)
Interest income	12,827	9,112	24,857	16,427
Other income (expense), net	1,032	(1,330)	465	(1,077)
Loss before income taxes and loss from equity method investment	(27,146)	(46,275)	(69,323)	(96,940)
Loss from equity method investment, net of tax	—	(917)	—	(1,665)
Provision for (benefit from) income taxes	(39,420)	4,016	(26,710)	5,502
Net income (loss)	$12,274	$(51,208)	$(42,613)	$(104,107)
Net loss attributable to noncontrolling interest	(675)	(1,128)	(918)	(1,558)
Net income (loss) attributable to GitLab	$12,949	$(50,080)	$(41,695)	$(102,549)
Net income (loss) per share attributable to GitLab Class A and Class B common stockholders:
Basic	$0.08	$(0.33)	$(0.26)	$(0.67)
Diluted	$0.08	$(0.33)	$(0.26)	$(0.67)
Weighted-average shares used to compute net income (loss) per share attributable to GitLab Class A and Class B common stockholders:
Basic	159,677	153,644	158,973	152,683
Diluted	166,346	153,644	158,973	152,683

GitLab Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss), including amounts attributable to noncontrolling interest	$12,274	$(51,208)	$(42,613)	$(104,107)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation expense	48,969	46,368	91,221	78,698
Change in fair value of acquisition related contingent consideration	3,750	—	3,750	—
Charitable donation of common stock	2,957	2,675	5,914	5,350
Amortization of intangible assets	2,333	546	3,420	1,125
Depreciation expense	744	1,114	1,681	2,206
Amortization of deferred contract acquisition costs	11,837	10,070	22,946	20,619
Loss from equity method investment	—	1,161	—	2,108
Net amortization of premiums or discounts on short-term investments	(4,241)	(4,898)	(9,141)	(8,494)
Unrealized foreign exchange loss (gain), net	(803)	1,087	(258)	825
Other non-cash expense (income), net	(111)	(44)	301	(103)
Changes in assets and liabilities:
Accounts receivable	(29,847)	20,441	1,225	25,281
Prepaid expenses and other current assets	2,917	(2,161)	13,271	(4,248)
Deferred contract acquisition costs	(12,415)	(9,640)	(20,955)	(18,137)
Other non-current assets	(78)	(419)	(497)	(721)
Accounts payable	14	1,135	1,350	(1,023)
Accrued expenses and other current liabilities	(41,250)	(1,606)	(21,633)	1,183
Accrued compensation and benefits	6,250	7,732	(6,902)	2,611
Deferred revenue	19,286	1,964	14,838	11,175
Other non-current liabilities	(10,889)	2,792	(8,083)	1,800
Net cash provided by operating activities	11,697	27,109	49,835	16,148
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(118,866)	(276,132)	(263,258)	(334,996)
Proceeds from maturities of short-term investments	121,412	189,484	376,099	272,984
Purchases of property and equipment	(851)	(277)	(1,551)	(533)
Payments for business combination, net of cash acquired	—	—	(20,210)	—
Payments for asset acquisition	(7,314)	—	(7,314)	—
Escrow payment related to business combination, after acquisition date	—	(2,500)	—	(2,500)
Other investing activities	457	—	457	—
Net cash provided by (used in) investing activities	(5,162)	(89,425)	84,223	(65,045)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock upon exercise of stock options, including early exercises, net of repurchases	4,980	10,264	10,073	17,777
Issuance of common stock under employee stock purchase plan	7,932	7,751	7,932	7,751
Net cash provided by financing activities	12,912	18,015	18,005	25,528
Impact of foreign exchange on cash and cash equivalents	(1,153)	(907)	(1,443)	(1,308)
Net increase (decrease) in cash and cash equivalents	18,294	(45,208)	150,620	(24,677)
Cash and cash equivalents at beginning of period	420,322	318,433	287,996	297,902
Cash and cash equivalents at end of period	$438,616	$273,225	$438,616	$273,225

GitLab Inc.
Reconciliation of GAAP to Non-GAAP
(in thousands, except per share data)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
Gross profit on GAAP basis	$161,214	$124,885	$311,625	$237,824
Gross margin on GAAP basis	88%	89%	89%	89%
Stock-based compensation expense	2,076	1,698	3,931	3,112
Amortization of acquired intangibles	2,333	521	3,420	1,025
Restructuring charges	—	46	—	463
Gross profit on non-GAAP basis	$165,623	$127,150	$318,976	$242,424
Gross margin on non-GAAP basis	91%	91%	91%	91%

Sales and marketing on GAAP basis	$97,778	$92,116	$190,202	$178,653
Stock-based compensation expense	(19,881)	(21,295)	(37,278)	(35,059)
Restructuring charges	(266)	(118)	(996)	(3,677)
Sales and marketing on non-GAAP basis	$77,631	$70,703	$151,928	$139,917

Research and development on GAAP basis	$61,273	$49,007	$115,413	$99,394
Stock-based compensation expense	(16,114)	(12,477)	(28,450)	(24,179)
Restructuring charges	(393)	12	(393)	(2,047)
Research and development on non-GAAP basis	$44,766	$36,542	$86,570	$73,168

General and administrative on GAAP basis	$43,168	$37,819	$100,655	$72,067
Stock-based compensation expense	(10,898)	(10,898)	(21,562)	(16,348)
Amortization of acquired intangibles	—	(25)	—	(100)
Restructuring charges	(112)	(20)	(388)	(1,638)
Charitable donation of common stock	(2,957)	(2,675)	(5,914)	(5,350)
Changes in the fair value of acquisition related contingent consideration	(3,750)	—	(3,750)	—
Acquisition related expenses	(658)	—	(2,709)	—
Other non-recurring charges	261	—	(212)	—
General and administrative on non-GAAP basis	$25,054	$24,201	$66,120	$48,631

Loss from operations on GAAP basis	$(41,005)	$(54,057)	$(94,645)	$(112,290)
Stock-based compensation expense	48,969	46,368	91,221	78,698
Amortization of acquired intangibles	2,333	546	3,420	1,125
Restructuring charges	771	172	1,777	7,825
Charitable donation of common stock	2,957	2,675	5,914	5,350
Changes in the fair value of acquisition related contingent consideration	3,750	—	3,750	—
Acquisition related expenses	658	—	2,709	—
Other non-recurring charges	(261)	—	212	—
Income (loss) from operations on non-GAAP basis	$18,172	$(4,296)	$14,358	$(19,292)

Other income (expense), net on GAAP basis	$1,032	$(1,330)	$465	$(1,077)
Foreign exchange gains (losses), net	(867)	1,268	(230)	994
Other income (expense), net on non-GAAP basis	$165	$(62)	$235	$(83)

Net income (loss) attributable to GitLab common stockholders on GAAP basis	$12,949	$(50,080)	$(41,695)	$(102,549)
Stock-based compensation expense	48,969	46,368	91,221	78,698
Amortization of acquired intangibles	2,333	546	3,420	1,125
Restructuring charges	771	172	1,777	7,825
Charitable donation of common stock	2,957	2,675	5,914	5,350

Changes in the fair value of acquisition related contingent consideration	3,750	—	3,750	—
Acquisition related expenses	658	—	2,709	—
Loss from equity method investment, net of tax	—	917	—	1,665
Foreign exchange gains (losses), net	(867)	1,268	(230)	994
Income tax adjustment	(46,737)	—	(38,082)	—
Other non-recurring charges	(261)	—	212	—
Net income (loss) attributable to GitLab common stockholders on non-GAAP basis	$24,522	$1,866	$28,996	$(6,892)

GAAP net income (loss) per share, basic	$0.08	$(0.33)	$(0.26)	$(0.67)
GAAP net income (loss) per share, diluted	$0.08	$(0.33)	$(0.26)	$(0.67)

Non-GAAP net income (loss) per share, basic	$0.15	$0.01	$0.18	$(0.05)
Non-GAAP net income (loss) per share, diluted	$0.15	$0.01	$0.17	$(0.05)

Shares used in per share calculation - basic on GAAP basis	159,677	153,644	158,973	152,683
Effect of dilutive securities	6,669	7,473	7,925	—
Shares used in per share calculation - diluted on non-GAAP basis	166,346	161,117	166,898	152,683

GitLab Inc.
Reconciliation of GAAP Cash Flow from Operating Activities to Adjusted Free Cash Flow
(in thousands)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
Computation of adjusted free cash flow(1)
GAAP net cash provided by operating activities	$11,697	$27,109	$49,835	$16,148
Less: Purchases of property and equipment	(851)	(277)	(1,551)	(533)
Non-GAAP adjusted free cash flow	$10,846	$26,832	$48,284	$15,615

(1) No income tax payments related to the BAPA were recorded during the periods presented.

Media Contact:
Lisa Boughner
VP, Global Communications
GitLab Inc.
press@gitlab.com

Investor Contact:
Kelsey Turcotte
VP, Investor Relations
GitLab Inc.
ir@gitlab.com